UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 06, 2005

HELEN OF TROY LIMITED
(Exact name of registrant as specified in its charter)

BERMUDA	001-14669	74-2692550
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

CLARENDON HOUSE
CHURCH STREET
HAMILTON, BERMUDA
(Business address of registrant)

ONE HELEN OF TROY PLAZA
EL PASO, TEXAS 79912
(United States mailing address of registrant)

Registrant's telephone number, including area code: (915) 225-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 6, 2005, Helen of Troy Limited issued a press release announcing its results for its third fiscal quarter ending November 30, 2004. A copy of this press release is attached hereto as Exhibit 99.1. Additionally, on January 6, 2005, Helen of Troy Limited held a conference call discussing its results for the third fiscal quarter ended November 30, 2004. A copy of the text of this conference call is attached hereto as Exhibit 99.2.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or any proxy statement or report or other document we may file with the SEC, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL EXHIBITS

(c) EXHIBITS.
The following exhibits are furnished with this report on Form 8-K:
Exhibit No.	Description.
99.1	Press Release, dated January 6, 2005
99.2	Text of conference call held January 6, 2005

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELEN OF TROY LIMITED

January 11, 2005	By:	s/ Thomas J. Benson
Date		Thomas J. Benson
Senior Vice President, Finance and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated January 6, 2005
99.2	Text of conference call held January 6, 2005

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